LONG-TERM BORROWING	12 Months Ended
Dec. 31, 2017
LONG-TERM BORROWING

20. LONG-TERM BORROWING

In 2015, the Group entered into an entrusted bank borrowing agreement, amounted to RMB31.6 million (US$4.9 million), with a subsidiary of a convertible note investor (see Note 21) and China Merchants Bank as entrustment bank. The agreement matures in December 2018, with an annual interest rate of 12% due on maturity of the loan. The loan is secured by the Group’s office building and land use right. The outstanding balance as of December 31, 2017 is RMB38.9 million (US$6.0 million), including RMB7.3 million (US$1.1 million) interest payable. In 2017, the Group reclassified long term borrowing to short term loan as the loan is due within one year.